UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MARCH 31

Date of reporting period: APRIL 1, 2006 – MARCH 31, 2007

                                             (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

March 31, 2007

•	Managers Short Duration Government Fund

•	Managers Intermediate Duration Government Fund

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

Annual Report – March 31, 2007

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER COMMENTS AND SCHEDULE OF PORTFOLIO INVESTMENTS
Managers Short Duration Government Fund	4
Managers Intermediate Duration Government Fund	15

FINANCIAL STATEMENTS:
Statements of Assets and Liabilities	27
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts
Statements of Operations	28
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year
Statements of Changes in Net Assets	29
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	31
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	33
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44

TRUSTEE AND OFFICERS	45

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or any fund presented within this report. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder,

WE WOULD LIKE TO THANK OUR INVESTORS for their commitment to the Managers Short Duration Government and Managers Intermediate Duration Government Funds. Both of these Funds performed well over the fiscal year ended March 31, 2007, in an environment which finally saw the Federal Open Market Committee (FOMC) pause its methodical rate increases in August, after raising its key federal funds rate 17 consecutive times. Throughout the rest of the fiscal year, the Fed left its target rate unchanged at 5.25%, as inflation fears diminished and the prospects of slower economic growth became a higher probability. The bond market reacted in agreement with the Fed’s economic assessment by inverting the yield curve even more than it had been — a signal that moderating inflation and a slowing economy were anticipated (see chart on page 2).

In assessing the yield curve, it is important to consider that the U.S. economy and interest rates are more linked to the global economy and asset flows than ever before. Hence, the inverted yield curve is not a pure reflection of U.S. economic, interest rate, and inflation expectations, but also factors in the effect that foreign demand for U.S. Treasuries has on long-term rates — in this case, it holds rates down.

The Managers Short Duration Government Fund, a very high quality portfolio that invests mainly in U.S. Government and agency issues, and limits overall interest rate risk to match a portfolio of six-month U.S. Treasuries, returned 5.05% for the fiscal year ended March 31, 2007. Over this same time period, the Managers Intermediate Duration Government Fund, a high quality U.S. Government- and agency-dominated portfolio that keeps interest rate risk similar to three- to five-year U.S. Treasuries, returned 6.30%. Smith Breeden Associates, Inc., the manager of both of these Funds, has done an excellent job of consistently executing their investment strategy of seeking the best relative value available while maintaining high credit quality and focused risk controls.

ONE OF OUR FOREMOST GOALS AT MANAGERS INVESTMENT GROUP (“Managers”) is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, therefore, are designed to be building blocks.

At Managers we appreciate the privilege of being part of your investment plan. If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site at www.managerinvest.com and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. Thank you again for entrusting your assets to Managers.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

Letter to Shareholders (continued)

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. These Funds incur only ongoing costs. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended March 31, 2007	Beginning Account Value 10/1/2006	Ending Account Value 3/31/2007	Expenses Paid During the Period*
Short Duration Government Fund
Based on Actual Fund Return	$1,000	$1,026	$4.24
Based on Hypothetical 5% Annual Return	$1,000	$1,021	$4.23
Intermediate Duration Government Fund
Based on Actual Fund Return	$1,000	$1,027	$4.30
Based on Hypothetical 5% Annual Return	$1,000	$1,021	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Managers Short Duration Government Fund

Portfolio Manager’s Comments

The Managers Short Duration Government Bond Fund (“the Fund”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in Six-Month U.S. Treasury securities on a constant maturity basis. Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps, and swaps, designed to reduce the interest-rate risk of its fixed-income securities. The Fund’s benchmark is the Six-Month T-Bill.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Fund. Smith Breeden, located at 100 Europa Drive, Suite 200, Chapel Hill, NC., was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of March 31, 2007, Smith Breeden advised or managed assets of approximately $32 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed-income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•

Within the investment grade fixed-income market, the spread sectors i.e., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS) will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Smith Breeden Associates, Inc. specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, the portfolio manager seeks to structure

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

a portfolio with similar risk characteristics to six-month U.S. Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries. Although the portfolio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the portfolio. Instead the team typically manages the weighted average duration of the Portfolio so that it remains close to six months.

The ideal investment exhibits many of the following traits:

•	Yield advantage over Treasuries

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio:

•	Seeks to optimize return per unit of risk

•	Minimal exposure to credit risk and interest rate risk

•	Consists of high quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to a Six-month Treasury Bill

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the Portfolio

•	To maintain the Portfolio’s target duration

The Year in Review

During the 12 months ended March 31, 2007, the Fund returned +5.05% compared to +5.10% for its benchmark, the Six-Month T-Bill.

The Federal Open Market Committee (FOMC) ended its campaign of policy rate hikes during the summer of 2006 as the yield curve continued to flatten, and even invert. All told, the FOMC raised short-term rates a total of 17 times before finally halting. The FOMC actions continued to provide better yields for very short-term instruments such as Treasury Bills. Meanwhile, the market has revealed that its concern about the possibility of economic weakness outweighs the threat of inflation and has anticipated FOMC rate cuts in the near future. Thus, the treasury yield curve for maturities beyond three years has dropped over the past several months and regained an upward slope. Now, the FOMC is left with the task of balancing inflation concerns and concerns about U.S. economic growth in deciding its next move with respect to interest rates.

The investment team at Smith Breeden has focused almost exclusively on the securitized portions of the bond market in subadvising this Fund. This has included the

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) sectors. As noted in its investment philosophy, Smith Breeden believes these instruments should offer a yield advantage over Treasuries given their added risks. That said, the yield spreads available within these sectors over the past year have been very narrow on average, leading Smith Breeden to maintain the Portfolio’s interest rate sensitivity (duration) and sensitivity to overall changes in yield spreads (spread duration) at minimal levels; the duration of the Fund has been less than six months for most of the year, and the spread duration remains close to zero. Hence, the Fund’s returns have been very closely aligned with the six-month Treasury Bill. While it is often tempting for portfolio managers to extend risk and reach for returns, it takes discipline to remain patient and accept what the environment offers. The portfolio management team has limited itself to adding value through individual security selection and pockets of investment opportunities within the securitized market.

The Fund lagged its benchmark very modestly throughout most of the fiscal year and then made up most of the ground in the final months. One of the pockets where the investment team had positioned the Portfolio throughout the year was in 15-year mortgage pools. The steepening of the yield curve (beyond three-years) helped 15-year MBS outperform 30-year issues and benefited higher coupon relative to lower coupon securities. In addition, the steepening of the yield curve combined with a weak housing market boosted returns of hedged interest-only strips (IOs) in which Smith Breeden had built a modest position. Finally, the Fund’s significant position in adjustable rate mortgages (ARMs) performed well over the last few months as ARMs were scheduled to be added to the Lehman Mortgage Index beginning April 1, 2007.

Looking Forward

The positioning of the Fund as of the end of the first quarter of 2007 looks similar to the positioning throughout the course of the past year. Smith Breeden maintains a core portfolio of mortgage pools, while maintaining a limited position in IO mortgage securities along with high-quality CMBS. The bulk of the Fund, however, remains in conventional fixed-rate mortgage pools, with a significant percentage in ARMs. As ARMs became more expensive throughout the first quarter 2007, the portfolio managers did opportunistically sell certain positions into the strength. The Fund maintains a sensitivity to overall changes in yield spreads (spread duration) to a minimum, although the rise in volatility in the first quarter of 2007 potentially foreshadows an opportunity to raise spread duration exposure as spreads begin to expand.

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Merrill Lynch Six-Month T-Bill Index is an unmanaged index that measures returns of six-month treasury bills. Unlike the Fund, the Merrill Lynch Six-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 1997 to a $10,000 investment made in the Merrill Lynch Six-Month T-Bill Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Managers Short Duration Government Fund and the Merrill Lynch Six-Month T-Bill Index for the 1, 5 and 10 year periods ended March 31, 2007.

AVERAGE ANNUAL TOTAL RETURNS:	One Year	Five Years	Ten Years
Short Duration Government	5.05%	3.28%	4.35%
Merrill Lynch Six-Month T-Bill Index	5.10%	2.68%	3.99%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

The Merrill Lynch Six-Month T-Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Funds, the Merrill Lynch Six-Month T-Bill Index and the Citigroup Mortgage Index are unmanaged, not available for investment, and do not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Short Duration Government Fund

Fund Snapshots

March 31, 2007

Portfolio Breakdown (as a % of net assets)

Short Duration Government Fund

Top Ten Holdings

Top Ten Holdings (out of 190 securities)	% of Net Assets
FHLMC, 5.570%, 06/15/35*	5.4%
FHLMC Gold Pool, 6.000%, TBA	5.1
GMAC, 7.724%, 03/15/33*	4.3
FHLMC Gold Pool, 6.000%, 10/01/21	3.9
FNMA Whole Loan, 5.520%, 05/25/35*	3.8
FNMA, 6.500%, TBA	3.4
FHLMC, 6.000%, 02/01/22	3.3
FNMA, 5.720%, 07/25/44*	3.2
GNMA, 4.500%, 07/20/35*	3.1
FHLMC Gold Pool, 4.000%, 12/01/20	2.7

Top Ten as a Group	38.2%

*	Top Ten Holding at September 30, 2006.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Short Duration Government Fund

Schedule of Portfolio Investments

March 31, 2007

	Principal Amount	Value
U.S. Government and Agency Obligations – 108.5%[1]
Federal Home Association/Veteran’s Association – 0.5%
FHA/VA, 5.750%, 08/20/23, (10/01/07) [2]	$143,151	$144,424
FHA/VA, 6.125%, 10/20/17 to 12/20/25, (01/01/08) [2,9]	736,096	745,354
Total Federal Home Association/Veteran’s Association		889,778
Federal Home Loan Mortgage Corporation – 34.4%
FHLMC, 2.783%, 07/01/34, (06/01/07) [2,9]	1,602,156	1,598,720
FHLMC, 3.036%, 05/01/34, (06/01/07) [2,9]	872,514	869,098
FHLMC, 5.000%, 06/01/09 to 05/01/18 [9]	4,642,057	4,588,958
FHLMC, 5.500%, 11/01/17 to 09/01/19	2,542,861	2,552,796
FHLMC, 5.500%, TBA	1,150,000	1,152,155
FHLMC, 5.570%, 06/15/35, (04/15/07) [2,9]	9,777,884	9,717,481
FHLMC, 6.000%, 09/01/17 to 05/01/35	12,357,014	12,553,983
FHLMC, 7.500%, 04/01/15	645,973	668,745
FHLMC Gold Pool, 4.000%, 12/01/20 [9]	5,062,765	4,780,851
FHLMC Gold Pool, 5.000%, 04/01/19 to 08/01/19	932,600	921,144
FHLMC Gold Pool, 6.000%, 09/01/17 to 11/01/21	11,797,521	11,994,924
FHLMC Gold Pool, 6.000%, TBA	9,000,000	9,146,250
FHLMC Gold Pool, 7.500%, 04/01/15 to 04/01/29	304,496	317,044
FHLMC Gold Pool, 8.500%, 12/01/25 [9]	94,254	101,129
FHLMC Structured Pass Through Securities, 4.391%, 11/25/38	468,792	464,348
FHLMC Structured Pass Through Securities, 7.500%, 02/25/42	186,885	194,596
FHLMC Structured Pass Through Securities, 7.500%, 08/25/42 [11]	306,896	317,829
Total Federal Home Loan Mortgage Corporation		61,940,051
Federal National Mortgage Association – 52.0%
FNMA, 3.180%, 07/25/44	10,502	10,460
FNMA, 4.568%, 01/01/33, (12/01/07) [2]	691,526	694,757
FNMA, 5.000%, 07/01/18 to 01/01/19 [9]	4,402,449	4,349,497
FNMA, 5.250%, 04/15/07	60,000	59,997
FNMA, 5.430%, 09/26/33, (04/26/07) [2]	38,648	38,654
FNMA, 5.460%, 10/25/33, (04/25/07) [2]	540,240	540,915
FNMA, 5.480%, 06/25/35, (04/25/07) [2,9]	1,613,714	1,616,025

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association - 52.0% (continued)
FNMA, 5.500%, 12/01/18 to 05/01/21 [9]	$21,954,619	$22,010,847
FNMA, 5.500%, TBA	600,000	593,625
FNMA, 5.507%, 05/01/36, (05/01/11) [2]	945,791	951,898
FNMA, 5.568%, 05/01/36, (05/01/11) [2]	1,801,765	1,816,163
FNMA, 5.640%, 11/25/30, (04/25/07) [2,9]	3,906,404	3,911,056
FNMA, 5.662%, 09/01/33, (09/01/07) [2,9]	1,654,920	1,673,498
FNMA, 5.700%, 07/01/09	917,368	914,512
FNMA, 5.720%, 03/25/35 to 07/25/44, (04/25/07) [2,9]	13,340,824	13,389,089
FNMA, 5.730%, 11/01/08	266,484	266,915
FNMA, 6.000%, 03/01/17 to 08/01/17	1,002,407	1,020,332
FNMA, 6.000%, TBA	5,400,000	5,456,939
FNMA, 6.010%, 12/01/08 [9]	4,348,297	4,371,622
FNMA, 6.040%, 10/01/08 [9]	1,138,323	1,142,420
FNMA, 6.305%, 02/01/08	10,323	10,296
FNMA, 6.473%, 10/25/31 [12]	254,064	253,114
FNMA, 6.500%, 04/01/17 [9]	1,075,946	1,102,240
FNMA, 6.500%, TBA	6,000,000	6,120,000
FNMA, 6.510%, 01/01/08	145,450	145,355
FNMA, 6.620%, 01/01/08 to 11/01/07 [9]	1,822,406	1,819,065
FNMA, 6.740%, 06/01/09	908,104	905,611
FNMA, 6.750%, 08/01/07 [9]	1,753,112	1,748,314
FNMA, 6.825%, 09/01/07 [9]	2,238,080	2,232,093
FNMA, 7.500%, 10/01/15 to 12/25/42 [9]	3,888,930	4,047,833
FNMA Grantor Trust, 5.470%, 01/25/35, (04/25/07) [2,9]	833,436	834,035
FNMA Grantor Trust, 5.560%, 05/25/32, (04/25/07) [2]	877,247	877,247
FNMA Grantor Trust, 5.600%, 03/25/33, (04/25/07) [2]	394,826	394,828
FNMA Whole Loan, 5.520%, 05/25/35, (04/25/07) [2,9]	6,901,167	6,922,971
FNMA Whole Loan, 5.770%, 02/25/47, (04/25/07) [2]	1,412,511	1,421,119
Total Federal National Mortgage Association		93,663,342
Government National Mortgage Association – 17.2%
GNMA, 4.500%, 07/20/35 to 09/20/35, (10/01/07) [2]	10,306,116	10,260,471
GNMA, 4.750%, 01/20/32, (04/01/08) [2]	397,221	398,355

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Government National Mortgage Association - 17.2% (continued)
GNMA, 5.000%, 03/20/35 to 09/20/35, (07/01/07 to 04/01/08) [2]	$3,758,279	$3,781,925
GNMA, 5.250%, 01/20/28, (04/01/08) [2]	160,034	161,203
GNMA, 5.375%, 03/20/21 to 05/20/33, (07/01/07 to 04/01/08) [2]	3,171,825	3,203,456
GNMA, 5.500%, 08/20/32 to 10/20/34, (10/01/07 to 04/01/08) [2]	10,341,649	10,420,888
GNMA, 5.750%, 07/20/18 to 08/20/26, (10/01/07) [2]	549,605	555,214
GNMA, 6.000%, 07/20/28 [9]	168,060	167,751
GNMA, 6.000%, 10/20/32, (01/01/08) [2]	798,488	807,140
GNMA, 6.125%, 11/20/17 to 11/20/27, (01/01/08) [2]	1,086,927	1,099,553
GNMA, 9.500%, 07/15/09 to 12/15/17	30,094	32,271
Total Government National Mortgage Association		30,888,227
Interest Only Strips – 2.2%
FHLMC IO Strip, 1.780%, 11/15/30, (04/15/07) [2]	411,422	18,352
FHLMC IO Strip, 4.500%, 08/15/35 to 09/15/35	996,235	237,617
FHLMC IO Strip, 5.000%, 05/15/18 to 08/01/35	7,333,876	1,624,109
FHLMC IO Strip, 7.500%, 10/01/27	75,409	17,901
FHLMC IO Strip, 8.000%, 06/01/31	18,213	4,429
FNMA IO Strip, 1.906%, 01/25/24, (04/25/07) [2]	135,808	8,706
FNMA IO Strip, 2.500%, 10/01/36	581,323	139,728
FNMA IO Strip, 5.000%, 02/01/35 to 12/01/35	8,069,299	1,882,353
FNMA IO Strip, 7.500%, 11/18/14	180,809	21,584
FNMA IO Strip, 8.000%, 08/25/22 to 05/01/30	284,269	63,791
FNMA IO Strip, 9.000%, 12/15/16	71,073	17,331
Total Interest Only Strips		4,035,901
U.S. Treasury Notes- 2.2%
USTN, 2.375%, 04/15/11 [9]	2,639,744	2,674,082
USTN, 2.625%, 05/15/08 [7]	1,260,000	1,229,731
Total U.S. Treasury Notes		3,903,813
Total U.S. Government and Agency Obligations (cost $195,264,133)		195,321,112

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Corporate Bonds – 20.7%
Asset-Backed Securities – 20.4%
Asset Securitization Corp., 7.040%, 11/13/29	$476,664	$479,706
Countrywide Home Loans, 5.820%, 02/25/35, (04/25/07) [2,9]	2,727,039	2,741,480
Deutsche Alt-A Securities Inc. Mortgage Loan, 6.250%, 07/25/36 [11]	1,038,576	1,040,077
DLJ Commercial Mortgage Corp., 6.410%, 06/10/31	1,226,640	1,236,181
FNMA Grantor Trust Pass Through, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,124,751	1,154,237
First Franklin Mortgage Loan Asset Backed Certificates, Series
2005-FF10, Class A4, 5.640%, 11/25/35, (04/25/07) [2]	1,800,000	1,801,542
GE Capital Commercial Mortgage Corporation, 6.496%, 01/15/33	525,000	546,374
GMAC, 6.957%, 09/15/35	1,570,000	1,657,109
GMAC, 7.724%, 03/15/33 [9]	7,338,580	7,733,579
GMAC, Series 2000-C2, Class A2, 7.455%, 08/16/33	1,055,433	1,115,954
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	1,754,000	1,720,172
Harborview Mortgage Loan Trust, 5.730%, 11/19/34, (04/19/07) [2]	3,017,047	3,025,360
Lehman Brothers Mortgage Trust, 6.000%, 08/25/21	2,812,758	2,854,235
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	2,513,068	2,613,107
PNC Mortgage Acceptance, 7.300%, 10/12/33	2,318,310	2,434,722
Salomon Brothers Mortgage, 7.455%, 07/18/33	313,042	328,926
Structured Asset Investment Loan Trust, 5.860%, 12/25/34, (04/25/07) [2,9]	2,652,492	2,658,570
Washington Mutual, Class 2A3, Series 2005-AR2, 5.670%, 01/25/45, (04/25/07) [2]	1,665,642	1,667,864
Total Asset-Backed Securities		36,809,195
Asset-Backed Interest Only Strips – 0.3%
Bank of America-First Union IO Strip, Series 2001-3, Class XC, 0.474%, 04/11/37 [3,11]	4,967,521	205,974
CS First Boston Mortgage IO Strip, 0.552%, 12/15/35 [3,11]	1,674,378	66,168
CS First Boston Mortgage Sec. Corp. IO Strip, Series 1998-C1, Class AX, 0.983%, 05/17/40 [11]	3,193,750	78,242

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Asset-Backed Interest Only Strips - 0.3% (continued)
GMAC, Series 1999-C1 IO Strip, Class X, 0.586%, 05/15/33 [11]	$9,751,603	$123,393
Total Asset-Backed Interest Only Strips		473,777
Total Corporate Bonds (cost $38,885,791)		37,282,972

	Shares
Preferred Stock – 0.6%[3]
Home Ownership Funding Corp., 1.000% (cost $1,457,704)	7,300	1,082,086
Short-Term Investments – 4.2%
Other Investment Companies – 4.0%[4]
Bank of New York Institutional Cash Reserves Fund, 5.34% [8]	1,269,868	1,269,868
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.19%	5,899,183	5,899,183
Total Other Investment Companies		7,169,051

	Principal Amount
U.S. Government Agency Discount Notes - 0.2%[5,6]
FHLMC Discount Notes, 5.104%, 11/09/07 [10]	$350,000	339,322
Total Short-Term Investments (cost $7,508,162)		7,508,373
Total Investments - 134.0% (cost $243,115,790)		241,194,543
Other Assets, less Liabilities - (34.0)%		(61,210,400)
Net Assets - 100.0%		$179,984,143

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments

The Managers Intermediate Duration Government Fund’s objective is to achieve total return in excess of the total return of the major market indexes for mortgage-backed securities.

The Managers Intermediate Duration Government Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indexes for mortgage-backed securities. These indexes currently include the Citigroup Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indexes is generally similar to that of intermediate-term U.S. Treasury Notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index.

The Portfolio Manager

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. (“Smith Breeden”) is the subadvisor for the Managers Intermediate Duration Government Bond Fund. Smith Breeden, located at 100 Europa Drive, Suite 200, Chapel Hill, NC., was founded in 1982. Smith Breeden is a money management and consulting firm involved in money management for separate accounts such as pensions and endowments, financial institution consulting and investment advice, and equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of March 31, 2007, Smith Breeden advised or managed assets of approximately $32 billion.

Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve our clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed-income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative-value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates.

•

Within the investment grade fixed-income market, the spread sectors i.e., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS) will tend to outperform Treasury securities over a market cycle. The mortgage, corporate, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

The portfolio management team at Smith Breeden Associates specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Citigroup Mortgage Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to that of the duration of the Citigroup Mortgage Index.

The ideal investment exhibits many of the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio managers limit purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk management purposes

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	To maintain the portfolio’s target duration

•	For portfolio allocation purposes

The Year in Review

During the 12 months ended March 31, 2007, the Fund returned +6.30% compared to +6.97% for its benchmark, the Citigroup Mortgage Index (“Citi Mortgage”).

The Federal Open Market Committee (FOMC) ended its campaign of policy rate hikes during the summer of 2006 as the yield curve continued to flatten, and even invert. All told, the FOMC raised short-term rates a total of 17 times before finally halting. The FOMC actions continued to provide better yields for very short-term instruments such as Treasury bills. Meanwhile, the market has revealed that its concern about the possibility of economic weakness outweighs the threat of inflation and has anticipated FOMC rate cuts in the near future. Thus, the treasury yield curve for maturities beyond three years has dropped over the past several months and regained an upward slope. Now,

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

the FOMC is left with the task of balancing inflation concerns and concerns about U.S. economic growth in deciding their next move with respect to interest rates.

The investment team at Smith Breeden has focused almost exclusively on the securitized portions of the bond market in subadvising this Fund. This has included the mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) sectors. However, the yield spreads available within these sectors over the past year have been very narrow on average, leading Smith Breeden to maintain the Portfolio’s interest rate sensitivity (duration) and sensitivity to overall changes in yield spreads (spread duration) at levels closely aligned with the Citigroup Mortgage Index. Hence, the Fund’s returns have been very closely aligned with the benchmark. While it is often tempting for portfolio managers to extend risk and reach for returns, it takes discipline to remain patient and accept what the environment offers. The portfolio management team has limited itself to adding value through individual security selection and pockets of investment opportunities within the securitized market.

The Fund lagged its benchmark very modestly throughout most of the fiscal year and made up some ground in the final month. Over recent years mortgage benchmark indexes have been difficult to outperform on a consistent basis. This is because many of the securities included in MBS benchmarks are “seasoned” bonds that have very little liquidity, and are thus difficult for portfolio managers to obtain with any consistency. Because they are so thinly traded, they may offer yields that are higher than those typically available in the marketplace. Within the set of available securities, the portfolio managers were able to add value. One of the pockets where the investment team had positioned the Portfolio throughout the year was in 15-year mortgage pools. The steepening of the yield curve (beyond three years) over the last few months helped 15-year MBS outperform 30-year issues and benefited higher coupon securities relative to lower coupon securities. In addition, the steepening of the yield curve combined with a weak housing market boosted returns of hedged interest-only strips (IOs) in which Smith Breeden had built a modest position. Finally, the Fund’s significant position in adjustable rate mortgages (ARMs) performed well over the last few months as ARMs were scheduled to be added to the Lehman Mortgage Index beginning April 1, 2007.

Looking Forward

The positioning of the Fund as of the end of March 2007 looks similar to the positioning throughout the course of the past year. Smith Breeden continues to maintain a core portfolio of mortgage pools, while maintaining a limited position in IO mortgage securities along with high quality CMBS. Smith Breeden reduced exposure over the last three months to 30-year FNMA 6.5% coupons in favor of FNMA 5.5% and 6.0% coupons. The bulk of the Fund remains in conventional fixed-rate mortgage pools, with a significant percentage in ARMs. As ARMs became more expensive throughout the course of the first quarter, the portfolio managers did opportunistically sell certain positions into the strength. The management team has kept the Fund’s sensitivity to overall changes in yield spreads (spread duration) closely in line with the benchmark, although the rise in volatility in the first quarter of 2007 could foreshadow an opportunity to raise spread duration exposure as spreads begin to expand.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 1997 to a $10,000 investment made in the Citigroup Mortgage Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index for the 1, 5 and 10 year periods ended March 31, 2007.

AVERAGE ANNUAL TOTAL RETURNS:	One Year	Five Years	Ten Years
Intermediate Duration Government	6.30%	4.50%	5.78%
Citigroup Mortgage Index	6.97%	5.01%	6.33%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Intermediate Duration Government Fund

Fund Snapshots

March 31, 2007

Portfolio Breakdown (as a % of net assets)

Intermediate Duration Government Fund

Top Ten Holdings

Top Ten Holdings (out of 163 securities)	% of Net Assets
FHLMC Gold Pool, 5.500%, 02/01/35*	6.4%
FNMA, 5.500%, TBA	6.3
FHLMC, 5.628%, 01/01/36*	6.3
FNMA, 6.500%, TBA	5.9
FHLMC Gold Pool, 5.500%, 06/01/35*	5.7
FNMA, 5.500%, TBA	5.5
FHLMC, 5.000%, TBA	5.3
FHLMC, 6.000%, 10/01/21	4.9
FHLMC Gold Pool, 5.500%, 01/01/35*	4.4
FNMA, 4.500%, 09/01/35	2.9

Top Ten as a Group	53.6%

*	Top Ten Holding at September 30, 2006.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

March 31, 2007

	Principal Amount	Value
U.S. Government and Agency Obligations – 109.0%[1]
Federal Home Loan Mortgage Corporation – 60.0%
FHLMC, 4.500%, 04/01/35	$789,490	$743,167
FHLMC, 5.000%, 05/01/18 to 07/01/35	968,332	1,398,659
FHLMC, 5.000%, TBA	10,000,000	9,662,500
FHLMC, 5.500%, 11/01/17 to 05/01/34 [9]	5,905,331	5,884,202
FHLMC, 5.628%, 01/01/36, (01/01/13) [2,9]	11,480,310	11,499,153
FHLMC, 6.000%, 09/01/17 to 07/01/35	21,384,138	21,716,912
FHLMC, 6.000%, TBA	2,000,000	2,032,500
FHLMC, 7.500%, 01/01/31	95,202	99,752
FHLMC Gold Pool, 4.000%, 12/01/20	1,066,431	1,007,048
FHLMC Gold Pool, 4.500%, 05/01/34 to 01/01/36 [9]	24,532,084	23,483,318
FHLMC Gold Pool, 5.000%, 04/01/19 to 08/01/19	3,968,336	3,748,826
FHLMC Gold Pool, 5.500%, 10/01/33 to 06/01/35 [9]	28,076,737	27,827,409
FHLMC, Series 2186, Class PG, 6.000%, 07/15/28	56,316	56,376
FHLMC Structured Pass Through Securities, 7.500%, 08/25/42 [11]	429,655	444,961
Total Federal Home Loan Mortgage Corporation		109,604,783
Federal National Mortgage Association – 43.7%
FNMA, 4.500%, 03/01/35 to 10/01/35 [9]	12,353,184	11,614,916
FNMA, 5.000%, 06/01/18 to 01/01/20 [9]	5,160,359	5,098,491
FNMA, 5.000%, TBA	600,000	591,563
FNMA, 5.500%, 03/01/17 to 02/01/35 [9]	17,300,236	17,302,039
FNMA, 5.500%, TBA	21,700,000	21,597,568
FNMA, 5.590%, 02/01/36, (01/01/11) [2]	500,115	502,725
FNMA, 5.640%, 11/25/30, (04/25/07) [2,9]	3,906,404	3,911,056
FNMA, 5.720%, 03/25/35, (04/25/07) [2,9]	2,922,001	2,923,897
FNMA, 6.000%, 08/01/17	593,471	604,041
FNMA, 6.000%, TBA	1,000,000	1,016,250
FNMA, 6.500%, 11/01/28 to 07/01/32	779,200	798,004
FNMA, 6.500%, TBA	10,500,000	10,710,000
FNMA, 7.000%, 03/25/24 [9]	2,750,000	2,872,165

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association - 43.7% (continued)
FNMA, 7.500%, 10/25/42	$259,251	$269,743
Total Federal National Mortgage Association		79,812,458
Government National Mortgage Association – 0.5%
GNMA, 5.375%, 03/20/16 to 05/20/21, (07/01/07 to 04/01/08) [2]	187,743	189,513
GNMA, 5.750%, 08/20/17 to 08/20/18, (10/01/07) [2]	228,478	230,719
GNMA, 6.125%, 11/20/17 to 12/20/17, (01/01/08) [2]	453,328	458,513
GNMA, 7.500%, 09/15/28 to 11/15/31	144,992	151,466
Total Government National Mortgage Association		1,030,211
Interest/Principal Only Strips – 3.6%
FHLMC IO Strip, 1.380%, 11/15/18, (04/15/07) [2]	912,116	42,210
FHLMC IO Strip, 1.780%, 11/15/30, (04/15/07) [2]	334,160	14,905
FHLMC IO Strip, 2.330%, 09/15/16 to 10/15/16, (04/15/07) [2]	750,617	35,009
FHLMC IO Strip, 2.580%, 06/15/31, (04/15/07) [2]	119,330	11,912
FHLMC IO Strip, 4.500%, 04/15/22 to 09/15/35	1,881,319	410,225
FHLMC IO Strip, 5.000%, 05/15/17 [9]	10,977,683	2,472,793
FHLMC IO Strip, 6.000%, 05/01/31	14,531	3,118
FNMA IO Strip, 2.500%, 10/01/36	290,661	69,534
FNMA IO Strip, 4.000%, 09/01/33 to 09/01/34	1,844,563	243,770
FNMA IO Strip, 4.500%, 07/25/19 to 09/01/33	679,954	127,108
FNMA IO Strip, 5.000%, 11/01/33 to 12/01/35	11,414,734	2,640,265
FNMA IO Strip, 7.000%, 04/01/23 to 06/01/23	519,926	113,016
FNMA PO Strip, 5.462%, 07/01/33 [5,10]	549,755	407,511
Total Interest/Principal Only Strips		6,591,376
U.S. Treasury Notes – 1.2%
USTN, 2.375%, 04/15/11	2,122,807	2,150,421
Total U.S. Government and Agency Obligations (cost $199,827,759)		199,189,249
Asset-Backed Securities – 11.8%
AHMA, Series 2005-1, Class 1A1, 6.030%, 11/25/35 [11]	548,088	557,351
American Home Loan Investment Trust, 5.294%, 06/25/45, (03/25/10) [2]	3,204,901	3,207,398

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Asset-Backed Securities - 11.8% (continued)
American Home Mortgage Investment Trust, 3.280%, 04/25/44, (02/25/09) [2]	$350,587	$341,306
American Home Mortgage Investment Trust, 4.390%, 02/25/45, (11/25/09) [2]	1,585,725	1,564,116
American Home Mortgage Investment Trust, 5.001%, 06/25/45, (03/25/08) [2]	383,795	381,957
Bank of America Funding Corp., 3.969%, 12/20/34 [11]	806,915	820,865
Bear Stearns Alt-A Trust, 4.917%, 04/25/35 [11]	585,725	581,761
Countrywide Alternative Loan Trust, 5.500%, 05/25/35, (04/25/07) [2]	1,067,596	1,058,537
Countrywide Alternative Loan Trust, 6.000%, 06/25/34	783,354	790,587
Countrywide Home Loans, Inc., 4.501%, 05/20/35 [11]	355,690	352,967
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 1A1, 5.047%, 12/20/35 [11]	335,591	339,858
Countrywide Home Loans, Inc., Series 2004-R2, Class 1AF1, 5.740%, 11/25/34, (04/25/07) [2,3]	624,498	628,571
DLJ Commercial Mortgage Corp., 6.410%, 06/10/31	190,472	191,954
GSMPS Mortgage Loan Trust, 5.670%, 03/25/35, (04/25/07) [2,3]	484,432	483,149
GSR Mortgage Loan Trust, 3.685%, 05/25/34, (04/25/07) [2]	457,489	458,054
Harborview Mortgage Loan Trust, 3.749%, 11/19/34 [11]	549,443	553,828
Master Alternative Loans Trust, 6.000%, 01/25/35 [9]	1,738,208	1,743,909
Morgan Stanley Mortgage Loan Trust, 6.168%, 08/25/35 [11]	2,041,243	2,056,234
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	1,839,275	1,912,491
Structured Asset Securities Corp., Series 2005-RF1, Class A, 5.670%, 03/25/35, (04/25/07) [2,3]	601,805	598,343
Washington Mutual Mortgage Pass-Through Certificates, 6.000%, 10/25/35	2,930,482	2,943,467
Total Asset-Backed Securities (cost $21,772,814)		21,566,703

	Shares
Preferred Stocks - 0.2%[3]
Home Ownership Funding Corp., 1.000%	1,500	222,347
Home Ownership Funding Corp. 2, 1.000%	1,500	222,347
Total Preferred Stocks (cost $402,591)		444,694

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Short-Term Investments – 6.2%
Other Investment Companies – 5.8%[4]
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.19%	10,549,538	$10,549,538

	Principal Amount
U.S. Government Agency Discount Notes - 0.4%[5,6]
FHLMC Discount Notes, 5.104%, 11/09/07 [10]	$750,000	727,118
Total Short-Term Investments (cost $11,276,205)		11,276,656
Total Investments - 127.2% (cost $233,279,369)		232,477,302
Other Assets, less Liabilities – (27.2)%		(49,705,835)
Net Assets - 100.0%		$182,771,467

The accompanying notes are an integral part of these financial statements.

The Managers Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in this report.

At March 31, 2007, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

Fund	Cost	Appreciation	Depreciation	Net
Short Duration	$243,119,888	$1,126,363	($3,051,708)	($1,925,345)
Intermediate Duration	233,291,730	1,073,076	(1,887,504)	(814,428)

[1]

Mortgage-backed obligations and other assets are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 2007.

[2]	Floating Rate Security. The rate listed is as of March 31, 2007. Date in parenthesis represents the security’s next coupon rate reset.

[3]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2007, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Short Duration	$1,354,228	0.8%
Intermediate Duration	2,154,757	1.2%

[4]	Yield shown for an investment company represents the March 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[5]	Zero-coupon security.

[6]	Security pledged to cover margin requirements for open futures positions at March 31, 2007.

[7]	Some or all of these securities were out on loan to various brokers as of March 31, 2007, amounting to $1,242,161 representing 0.7% of net assets for Short Duration.

[8]	Collateral received from brokers for securities lending was invested in this short-term investment.

[9]	All or part of security has been segregated for delayed delivery transactions and reverse repurchase agreements.

[10]	Indicates yield to maturity at March 31, 2007.

[11]	Variable Rate Security. The rate listed is as of March 31, 2007 and is periodically reset subject to terms and conditions set forth in the debenture.

The Managers Funds

Notes to Schedules of Portfolio Investments (continued)

Investments Abbreviations:

AHMA:	American Home Mortgage Assets.
DLJ:	Donaldson, Lufkin & Jenrette Securities Corp.
FHA/VA:	Federal Home Association/Veteran’s Association
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMAC:	General Motors Acceptance Corp.
GNMA:	Government National Mortgage Association
GSMPS:	Goldman Sachs Mortgage Participating Security
GSR:	Goldman Sachs REMIC
IO:	Interest Only
PO:	Principal Only
TBA:	To Be Announced
USTN:	United States Treasury Note

Security Ratings (unaudited):

The composition of debt holdings as a percentage of portfolio assets is as follows:

S&P/Moody’s Ratings	Gov’t/AAA	AA	A	BBB	BB	Not Rated
Short Duration	97.9%	0.5%	0.0%	0.0%	0.0%	1.6%
Intermediate Duration	99.8%	0.2%	0.0%	0.0%	0.0%	0.0%

The Managers Funds

Statements of Assets and Liabilities

March 31, 2007

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value (including securities on loan valued at $1,242,161 and $0, respectively)*	$241,194,543	$232,477,302
Receivable for investments sold	16,287,479	10,144,309
Receivable for TBA sale commitment	14,625,539	—
Receivable for Fund shares sold	655,170	1,268,562
Dividends, interest and other receivables	1,049,555	1,018,069
Receivable for variation margin on futures	49,486	875
Prepaid expenses	20,029	14,176

Total assets	273,881,801	244,923,293

Liabilities:
Payable to custodian	1,047,545	863,952
Payable upon return of securities loaned	1,269,868	—
Payable for investments purchased	17,293,615	9,820,220
Payable for investments purchased on a when-issued basis	21,325,063	45,893,062
Payable for Fund shares repurchased	137,604	529,242
Payable for TBA sale commitment	14,591,882	—
Reverse repurchase agreements (proceeds $37,898,000 and $4,830,000, respectively)	37,971,669	4,839,261
Payable for variation margin on futures	57,398	6,663
Investment advisory and management fee payable	107,927	107,983
Other accrued expenses	95,087	91,443

Total liabilities	93,897,658	62,151,826

Net Assets	$179,984,143	$182,771,467

Shares outstanding	18,594,521	17,344,426
Net asset value, offering and redemption price per share	$9.68	$10.54
Net Assets Represent:
Paid-in capital	$184,975,642	$184,916,221
Undistributed net investment income	727,076	51,348
Accumulated net realized loss from investments, options, futures contracts and TBA sale commitments	(3,881,338)	(1,421,215)
Net unrealized depreciation of investments, options, futures contracts and TBA sale commitments	(1,837,237)	(774,887)

Net Assets	$179,984,143	$182,771,467

*Investments at cost	$243,115,790	$233,279,369

The accompanying notes are an integral part of these financial statements.

The Managers Funds

Statements of Operations

For the fiscal year ended March 31, 2007

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Interest income	$10,916,088	$8,822,868
Dividend income	334,154	725,158
Securities lending fees	7,384	341

Total investment income	11,257,626	9,548,367

Expenses:
Investment advisory and management fees	1,432,104	1,244,823
Interest expense	1,074,853	66,510
Custodian	76,141	68,656
Transfer agent	55,840	57,556
Professional fees	51,746	55,064
Registration fees	30,093	32,742
Shareholder reports	27,001	29,820
Trustees fees and expenses	13,253	8,815
Miscellaneous	13,500	19,428

Total expenses before offsets	2,774,531	1,583,414

Expense recoupment	—	30,594
Expense reductions	(592)	(48)

Net expenses	2,773,939	1,613,960

Net investment income	8,483,687	7,934,407

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and TBA sales commitments	197,805	(129,988)
Net realized gain (loss) on options and futures contracts	524,141	(218,425)
Net unrealized appreciation of investments and TBA sales commitments	2,055,450	2,819,332
Net unrealized appreciation (depreciation) of options and futures contracts	(1,273,441)	161,608

Net realized and unrealized gain	1,503,955	2,632,527

Net Increase in Net Assets Resulting from Operations	$9,987,642	$10,566,934

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Statement of Changes in Net Assets

For the fiscal year ended March 31,

	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment income	$8,483,687	$8,260,207
Net realized gain on investments, options and futures	721,946	437,028
Net unrealized appreciation (depreciation) of investments, options and futures	782,009	(1,627,812)

Net increase in net assets resulting from operations	9,987,642	7,069,423

Distributions to Shareholders:
From net investment income	(8,566,062)	(8,321,069)

Total distributions to shareholders	(8,566,062)	(8,321,069)

From Capital Share Transactions:
Proceeds from sale of shares	123,190,502	160,082,951
Net asset value of shares issued in connection with reinvestment of dividends	8,136,268	7,882,937
Cost of shares repurchased	(159,287,605)	(198,090,359)

Net decrease from capital share transactions	(27,960,835)	(30,124,471)

Total decrease in net assets	(26,539,255)	(31,376,117)
Net Assets:
Beginning of year	206,523,398	237,899,515

End of year	$179,984,143	$206,523,398

End of year undistributed net investment income	$727,076	$727,076
Share Transactions:
Sale of shares	12,771,423	16,712,702
Shares issued in connection with reinvestment of dividends	844,943	820,082
Shares repurchased	(16,513,626)	(20,675,431)

Net decrease in shares	(2,897,260)	(3,142,647)

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Statement of Changes in Net Assets

For the fiscal year ended March 31,

	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment income	$7,934,407	$7,098,787
Net realized loss on investments, options and futures	(348,413)	(730,620)
Net unrealized appreciation (depreciation) of investments, options and futures	2,980,940	(2,548,969)

Net increase in net assets resulting from operations	10,566,934	3,819,198

Distributions to Shareholders:
From net investment income	(7,937,857)	(7,085,544)

Total distributions to shareholders	(7,937,857)	(7,085,544)

From Capital Share Transactions:
Proceeds from sale of shares	66,087,961	101,429,509
Net asset value of shares issued in connection with reinvestment of dividends and distributions	7,038,492	6,437,795
Cost of shares repurchased	(87,529,430)	(96,081,215)

Net increase (decrease) from capital share transactions	(14,402,977)	11,786,089

Total increase (decrease) in net assets	(11,773,900)	8,519,743
Net Assets:
Beginning of year	194,545,367	186,025,624

End of year	$182,771,467	$194,545,367

End of year undistributed net investment income	$51,348	$54,798
Share Transactions:
Sale of shares	6,314,692	9,591,937
Shares issued in connection with reinvestment of dividends and distributions	675,812	611,895
Shares repurchased	(8,405,912)	(9,109,886)

Net increase (decrease) in shares	(1,415,408)	1,093,946

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year ended March 31,

	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$9.61	$9.66	$9.69	$9.74	$9.72

Income from Investment Operations:
Net investment income	0.42	0.34	0.27	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.06	(0.05)	(0.02)	(0.06)	0.06

Total from investment operations	0.48	0.29	0.25	0.19	0.36

Less Distributions to Shareholders from:
Net investment income	(0.41)	(0.34)	(0.28)	(0.24)	(0.32)
Return of capital	—	—	—	—	(0.02)

Total distributions to shareholders	(0.41)	(0.34)	(0.28)	(0.24)	(0.34)

Net Asset Value, End of Year	$9.68	$9.61	$9.66	$9.69	$9.74

Total Return [1]	5.05%	3.00%	2.62%	2.00%	3.76%

Ratio of net operating expenses to average net assets [1,2]	0.83%	0.83%	0.78%	0.78%	0.78%
Ratio of total expenses to average net assets [3]	1.36%	1.08%	1.00%	0.95%	0.93%
Ratio of net investment income to average net assets [1,2]	4.15%	3.41%	2.90%	2.59%	2.74%
Portfolio turnover	230%	315%	341%	349%	418%
Net assets at end of year (000’s omitted)	$179,984	$206,523	$237,900	$198,726	$160,710

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	After expense offsets excluding interest expense. (See Note 1(c) of “Notes to Financial Statements.”)

[3]

Includes interest expense for the fiscal years ended March 31, 2007, 2006, 2005, 2004 and 2003 of 0.53%, 0.23%, 0.16%, 0.03% and 0.01%, respectively. (See Note 1(c) of “Notes to Financial Statements.”)

Managers Intermediate Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year ended March 31,

	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.37	$10.53	$10.74	$10.61	$10.16

Income from Investment Operations:
Net investment income	0.47	0.37	0.26	0.23	0.40
Net realized and unrealized gain (loss) on investments	0.17	(0.16)	(0.06)	0.20	0.45

Total from investment operations	0.64	0.21	0.20	0.43	0.85

Less Distributions to Shareholders from:
Net investment income	(0.47)	(0.37)	(0.26)	(0.23)	(0.40)
Net realized gain on investments	—	—	(0.15)	(0.07)	0.00

Total distributions to shareholders	(0.47)	(0.37)	(0.41)	(0.30)	(0.40)

Net Asset Value, End of Year	$10.54	$10.37	$10.53	$10.74	$10.61

Total Return [1]	6.30%	2.02%	1.78%	4.07%	8.48%

Ratio of net operating expenses to average net assets [1,2]	0.87%	0.88%	0.88%	0.88%	0.88%
Ratio of total expenses to average net assets [3]	0.89%	0.88%	0.89%	0.93%	1.06%
Ratio of net investment income to average net assets [1,2]	4.46%	3.53%	2.45%	2.09%	3.75%
Portfolio turnover	445%	672%	851%	667%	578%
Net assets at end of year (000’s omitted)	$182,771	$194,545	$186,026	$123,826	$71,342

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	After expense offsets excluding interest expense. (See Note 1(c) of “Notes to Financial Statements.”)

[3]	Includes interest expense for the fiscal years ended March 31, 2007, 2005, 2004 and 2003 of 0.04%, 0.01%, 0.00%, 0.03%, respectively. (See Note 1(c) of “Notes to Financial Statements.”)

The Managers Funds

Notes to Financial Statements

March 31, 2007

1.	Summary of Significant Accounting Policies

Managers Trust II (“Trust II”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Included in this report are two series of Trust II: Managers Short Duration Government Fund (“Short Duration”) and Managers Intermediate Duration Government Fund (“Intermediate Duration”). The financial statements of Short Duration and Intermediate Duration (each a “Fund” and collectively, the “Funds”) are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the

The Managers Funds

Notes to Financial Statements (continued)

basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds have a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended March 31, 2007, the custodian expense was reduced under the BNY arrangement as follows: Short Duration - $592 and Intermediate Duration - $48.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, had contractually agreed, through July 31, 2005, to waive its fees and/or bear expenses of each Fund to cause total operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) to not exceed the annual rate of 0.78% for Short Duration and 0.88% for Intermediate Duration. Short Duration Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such payment would not cause the Fund’s expenses as a percent of average net assets in any such future year to exceed 0.78%. Intermediate Duration Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses as a percent of average net assets in any such future year to exceed 0.88%. For the fiscal year ended March 31, 2007, Intermediate Duration

The Managers Funds

Notes to Financial Statements (continued)

Fund made such repayments to the Investment Manager in the amount of $30,594. At March 31, 2007, the cumulative amount of unreimbursed expenses from Short Duration and Intermediate Duration were $159,842 and $0, respectively.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions of capital gains, if any, will be made on an annual basis in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended March 31, 2007 and 2006 were as follows:

	Short Duration		Intermediate Duration
	2007	2006	2007	2006
Distributions paid from:
Ordinary income	$8,566,062	$8,321,069	$7,937,857	$7,085,544
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—

	$8,566,062	$8,321,069	$7,937,857	$7,085,544

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	—	—
Ordinary income - dividends received deduction	—	—	—	—

As of March 31, 2007, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Short Duration	Intermediate Duration
Capital loss carryforward	$2,700,523	$1,075,167
Undistributed ordinary income	—	51,348
Undistributed long-term capital gains	—	—
Undistributed short-term capital gains	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

The Managers Funds

Notes to Financial Statements (continued)

f.	Capital Loss Carryovers

As of March 31, 2007, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amounts	Expires Mar. 31,
Short Duration	$270,758	2008
	1,568,229	2009
	362,610	2010
	213,372	2013
	285,554	2015

Total:	$2,700,523

Intermediate Duration	$260,420	2013
	137	2014
	814,610	2015

Total:	$1,075,167

g.	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At March 31, 2007, certain unaffiliated shareholders, specifically omnibus accounts, held greater than 10% of the outstanding shares of the Funds as follows: Short Duration - 2 such accounts held 62%; Intermediate Duration - 2 such accounts held 67%.

h.	Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of March 31, 2007 were as follows:

The Managers Funds

Notes to Financial Statements (continued)

Fund	Principal Amount	Counterparty	Value
Short Duration	$11,586,000	Morgan Stanley, 5.31%, Due 4/17/07	$11,608,216
	9,670,000	Morgan Stanley, 5.29%, Due 4/12/07	9,696,998
	16,642,000	Morgan Stanley, 5.29%, Due 4/24/07	16,666,455

			$37,971,669

Intermediate Duration	$4,830,000	Morgan Stanley, 5.31%, Due 4/17/07	$4,839,261

i.	Delayed Delivery Transactions and When-Issued Securities

The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities under the caption when-issued. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

j.	Dollar Roll and Reverse Dollar Roll Agreements

A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase as well as by earnings on the cash proceeds of the initial sale. A reverse dollar roll is an agreement to buy securities for delivery in the current month and to sell substantially similar securities on a specified future date, typically at a lower price. During the roll period, the Fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

k.	Securities Transacted on a When Issued Basis

Each Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting

The Managers Funds

Notes to Financial Statements (continued)

TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA sale commitments outstanding at March 31, 2007 were as follows:

Fund	Principal Amount	Security	Current Liability
Short Duration	$14,800,000	FNMA, 5.000%, 04/15/22	$14,591,882

l.	Futures Contracts

Each of the Funds may use interest-rate futures contracts for risk management purposes in order to reduce fluctuations in each Fund’s net asset values relative to each Fund’s targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Short Duration had the following open futures contracts as of March 31, 2007:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	209	Long	June 2007	$133,330
5-Year U.S. Treasury Note	282	Short	June 2007	(86,160)
10-Year U.S. Treasury Note	150	Long	June 2007	108,720
U.S. Treasury Long Bond	76	Long	June 2007	(55,694)
10-Year Interest Swap	212	Short	June 2007	(104,927)
3-Month Eurodollar	138	Long	June 2007-September 2011	(20,259)
3-Month Eurodollar	429	Short	June 2007-December 2012	75,344

			Total	$50,354

The Managers Funds

Notes to Financial Statements (continued)

Intermediate Duration had the following open futures contracts as of March 31, 2007:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	12	Short	June 2007	($6,845)
5-Year U.S. Treasury Note	26	Long	June 2007	8,272
10-Year U.S. Treasury Note	14	Long	June 2007	(2,773)
U.S. Treasury Long Bond	1	Short	June 2007	896
3-Month Eurodollar	95	Long	June 2007-September 2011	31,587
3-Month Eurodollar	17	Short	June 2007	(5,447)

			Total	$25,690

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

m.	Assets Pledged to Cover Margin Requirements for Open Futures Positions

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 2007 was:

Fund	Assets Pledged
Short Duration	$339,322
Intermediate Duration	727,118

n.	Interest Rate Caps, Swap Contracts and Options

Each Fund may enter into over-the-counter transactions involving interest rate caps, swap contracts, or purchase options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Swap contracts represent an agreement between counter parties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counter party which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counter party to the swap transaction defaults, each Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counter parties will be able to meet their obligations under the contracts or that, in the event of default, each Fund will succeed in pursuing contractual

The Managers Funds

Notes to Financial Statements (continued)

remedies. Each Fund may thus assume the risk that payments owed under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, each Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and each Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, each Fund pays a premium, to the counter party, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counter party only on the date specified in each contract.

o.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

2.	Agreements and Transactions with Affiliates

The Trust has entered into separate Fund Management Agreements with the Investment Manager with respect to Short Duration and Intermediate Duration. Under these agreements, the Investment Manager provides or oversees investment advisory and management services to the Funds. Investment advisory and management fees of 0.70% per annum are paid directly by each Fund to the Investment Manager based on average daily net assets. The Investment Manager, in turn, pays a portion of this fee to each Fund’s respective subadvisor.

The aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. The Chairman of the Audit Committee receives an additional $2,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), and monitors the portfolio managers’ investment programs and results. Each Fund is

The Managers Funds

Notes to Financial Statements (continued)

managed by a subadvisor pursuant to a Subadvisory Agreement by and between the Investment Manager on behalf of each Fund and the respective subadvisor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended March 31, 2007, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration	$603,663,887	$628,766,799	$591,280,286	$618,923,340
Intermediate Duration	1,007,180,865	1,013,103,804	1,001,963,872	1,002,816,557

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY, providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Risks Associated with Mortgage Related and Asset-Backed Securities

Asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

Collateralized mortgage obligations (“CMO’s”) may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMO’s may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMO’s represent obligations

The Managers Funds

Notes to Financial Statements (continued)

solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMO’s. CMO’s are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMO’s may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMO’s of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMO’s, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) and the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IO’s. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “PO’s” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

6.	New Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (the “Interpretation”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

On December 22, 2006, the SEC indicated they had no objection if a fund implemented the Interpretation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework

The Managers Funds

Notes to Financial Statements (continued)

for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2006 and 2007 Forms 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, there were no long-term capital gain designations for either of the Funds for the taxable year ended March 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (each a series of Managers Trust II, hereafter referred to as the “Funds”) at March 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2007

Trustees and Officers (unaudited)

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972- Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 31 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998- Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002- Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990- 2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Trustees and Officers (continued)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990- Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, Lyra/Starview Capital LLC (2004-2006); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 31 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993- Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987- 1998).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Colin J. Dean, 3/6/77 • Assistant Secretary since 2006	Associate Counsel, Affiliated Managers Group, Inc. (2005-Present); Assistant Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2006-Present); Assistant Secretary, Skyline Funds (2006-Present); Associate, Dechert LLP (2002-2005).

Donald S. Rumery, 5/29/58 • Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000- Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000- Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue Norwalk,

Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Smith Breeden Associates, Inc.

100 Europa Drive

Chapel Hill, NC 27517

Custodian

The Bank of New York

2 Hanson Place Brooklyn,

New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC, Inc

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

MANAGERS AND MANAGERS

AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE

TAX-FREE

Evergreen Investment Management Company, LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION

GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	2006	2005
Managers Intermediate Duration Government Fund	$18,960	$18,960

Managers Short Duration Government Fund	$18,960	$18,960

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	2006	2005
Managers Intermediate Duration Government Fund	$8,800	$8,000

Managers Short Duration Government Fund	$8,800	$8,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2006 and $0 for fiscal 2005, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$476,755	$839,245	$172,139	$0	$75,729

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ William J. Nutt
William J. Nutt, President

Date: June 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date: June 6, 2007

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date: June 6, 2007